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                                                                   Exhibit 10.10

     Confidential treatment has been requested for certain portions of this document which have been omitted and filed separately with the Secretary of the Securities and Exchange Commission. Omitted portions are indicated by [REDACTED].


                 AMENDMENT NO. 1 TO THE MATTRESS SUPPLY AGREEMENT

     THIS AMENDMENT NO. 1 ("Amendment No. 1") to the Mattress Supply Agreement dated as of August 6, 1999, between Heilig-Meyers Company, a Virginia corporation ("Heilig"), Mattress Discounters Corporation, a Delaware corporation ("Mattress Discounters") and MD Acquisition Corporation, a Virginia corporation, now Mattress Holding Corporation ("MD Acquisition") (the "Agreement") is entered into as of September 24, 1999.

     The parties desire to amend the Agreement and hereby agree as follows:

     1. The first sentence of Section 5(a) of the Agreement is deleted in its entirety and the following inserted in lieu thereof:

     The Prices for the Mattresses for a period of two years after the Effective Date shall be the current transaction prices between Heilig and Mattress Discounters immediately before the Effective Date.

     2. Section 7 of the Agreement is deleted in its entirety and the following inserted in lieu thereof:

             7. [REDACTED]

     3. Except as expressly set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

     4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

     5. This Amendment shall be governed by and construed in accordance with its laws of the Commonwealth of Virginia without regard to the conflict of laws rules thereof

     6. This Amendment shall be effective as of August 6, 1999.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                Mattress Holding Corporation (formerly MD
                                Acquisition Corporation), a Virginia corporation


                                By: /s/ Michael A. Krupka
                                    ----------------------------
                                    Michael A. Krupka
                                    President

                                Mattress Discounters Corporation,
                                a Delaware corporation


                                By: /s/ Jon M. Studner
                                    -----------------------------
                                    Jon M. Studner
                                    President


                                Heilig-Meyers Company,
                                a Virginia corporation


                                By: /s/ Roy B. Goodman
                                    -----------------------------
                                    Roy B. Goodman
                                    Executive Vice President and Chief
                                    Financial Officer